                                                                    Exhibit 4.6

                             CERTIFICATE OF TRUST OF
                              CCCISG CAPITAL TRUST


     This Certificate of Trust of CCCISG Capital Trust (the "Trust"), dated June 14, 2001, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del.
C. Sections 3801 et seq.) (The "Act").

     1. NAME. The name of the business trust formed hereby is CCCISG Capital Trust.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are:
        Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Dela ware 19890-0001, Attention: Corporate Trust Administration.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective as of June 14, 2001.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                REID E. SIMPSON, not in his individ
                                ual capacity but solely as Trustee


                                  /s/ Reid E. Simpson
                                ------------------------------------------------



                                ROBERT GUTTMAN, not in his indi
                                vidual capacity but solely as Trustee


                                   /s/ Robert Guttman
                                ------------------------------------------------




                                WILMINGTON TRUST COMPANY,
                                not in its individual capacity but solely as Trustee


                                By:      /s/ Patricia Evans
                                   ---------------------------------------------
                                Name:   Patricia Evans
                                Title:  Senior Financial Services
                                          Officer